Exhibit 10.73
*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
SETTLEMENT AGREEMENT
     This Settlement Agreement (the “Agreement”) is made and entered into as of January 21, 2011 (the “Settlement Date”), by and between Impax Laboratories, Inc., a Delaware corporation, (“Impax”) and Medicis Pharmaceutical Corp., a Delaware corporation (“Medicis”). Impax and Medicis are each referred to as a “Party” and collectively referred to as the “Parties.”
RECITALS
     WHEREAS, Impax has asserted various claims and causes of action against Medicis in an action captioned Impax Laboratories, Inc. v. Medicis Pharmaceutical Corp., Case No. cv 2010-022735 (the “Litigation”), which is pending in the Superior Court of Maricopa County, Arizona (the “Court”);
     WHEREAS, Medicis has asserted various counterclaims and causes of action against Impax in the Litigation;
     WHEREAS, Medicis and Impax both deny any wrongdoing or liability;
     WHEREAS, to avoid the expense of further litigation, and without any admission of wrongdoing or liability, the Parties desire to settle the Litigation on the terms set forth herein.
     NOW, THEREFORE, in consideration of the foregoing, of the mutual covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:
1. Dismissal Order. *** the Parties shall file a notice of settlement with the Court. *** the Parties shall file with the Court a Stipulation and Order, in the form attached as Exhibit A, dismissing the Litigation with prejudice, with each side to bear its own costs and attorneys’ fees.
2. ***
3. ***
4. No Liability. ***
5. Amendments.
     5.1 That certain Joint Development Agreement entered into between the Parties and dated November 26, 2008 (as amended, the “JDA”) is hereby amended by replacing the first sentence of Section 6.3 of the JDA with the following sentence:
     “Subject to the terms and conditions of this Agreement, within sixty (60) days following the end of each calendar quarter, Impax shall pay to Medicis ***

     5.2 The Joint Development Agreement is hereby further amended by replacing the first sentence of Section 6.4 of the JDA with the following sentence:
     “Subject to the terms and conditions of this Agreement, Medicis shall pay to Impax ***
     5.3 The Joint Development Agreement is hereby further amended by replacing the first sentence of Section 6.5 of the JDA with the following sentence:
     “Subject to the terms and conditions of this Agreement, Medicis shall pay to Impax ***
6. Confidentiality. The Parties agree that, except as otherwise may be required by applicable laws, regulations, rules or orders, no information concerning this Agreement shall be made public by either Party without the prior written consent of the other.
7. No Prior Transfer. The Parties hereby mutually represent and warrant that there has been no assignment, sale or other transfer or disposition of any interest in any of the Claims.
8. Due Authorization. The Parties represent and warrant that the individuals signing this Agreement on their behalf are duly authorized and fully competent to do so.
9. Assignment, Predecessors, Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.
10. Construction. The Parties hereby mutually acknowledge and represent that they have been fully advised by their respective legal counsel of their rights and responsibilities under this Agreement, that they have read, know and understand completely the contents of this Agreement, and that they have voluntarily executed the same. The Parties further mutually acknowledge that they have had input into the drafting of this Agreement and that, accordingly, in any construction to be made of the Agreement, it shall not be construed for or against any party, but rather shall be given a fair and reasonable interpretation, based on the plain language of the Agreement and the expressed intent of the Parties.
11. Entire Agreement. The Parties acknowledge that this Agreement sets forth the entire agreement and understanding of the Parties and supersedes all prior written or oral agreements or understandings with respect to the subject matter hereof. No modification of any of the terms of this Agreement, or any amendments thereto, shall be deemed to be valid unless in writing and signed by an authorized agent or representative of both parties hereto. No course of dealing or usage of trade shall be used to modify the terms and conditions herein. This Agreement shall be binding on each of Impax and Medicis and their respective permitted successors and assigns. Except as expressly set forth herein, the License Agreement and JDA shall remain in full force and effect in accordance with their respective terms.
12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that telecopied or PDF copies of signatures will be sufficient, with original signature pages to be supplied and exchanged at a later date.

13. Governing Law. In any action brought regarding the validity, construction and enforcement of this Agreement, it shall be governed in all respects by the laws of the State of Arizona, without regard to the principles of conflicts of laws. The federal and state courts in the State of Arizona shall have jurisdiction over the parties hereto in all matters arising hereunder and the parties hereto agree that the venue with respect to such matters will be a state or federal court in the State of Arizona.
14. Waiver of Claims and Defenses. The Parties agree that this Agreement shall not be subject to any claim of duress, mistake of law or mistake of fact, and that it expresses the full and complete settlement of the Parties.

IN WITNESS WHEREOF, the Parties have fully executed and delivered this Settlement Agreement as of the day and year first written above.

IMPAX LABORATORIES, INC.
By:	/s/ Larry Hsu
	Name:	Larry Hsu
	Title:	President & CEO

MEDICIS PHARMACEUTICAL CORP.
By:	/s/ Richard D. Peterson
	Name:	Richard D. Peterson
	Title:	EVP, CFO & Treasurer

Exhibit A
Patricia Lee Refo (#017032)
Kelly Kszywienski (#025578)
Snell & Wilmer LLP
400 E. Van Buren
Phoenix, AZ 85004-2202
Telephone: (602) 382-6290
Facsimile: (602) 382-6070
prefo@swlaw.com
kkszywienski@swlaw.com
Of Counsel:
Andrew M. Berdon (NY Bar No. 2214138)
Quinn Emmanuel Urquhart & Sullivan, LLP
51 Madison Avenue, 22nd Floor
New York, New York 10010
Telephone: (212) 849-7000
Email: andrew.berdon@quinnemanuel.com
Thomas C. Frongillo (Mass. Bar No. 180690)
Weil, Gotshal & Manges LLP
100 Federal Street, Floor 34
Boston, MA 02110
Telephone: (617) 772-8335
Email: thomas.frongillo@weil.com
Danielle Rosenthal
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Telephone: (212) 310-8000
Facsimile: (212) 310-8007
Email: danielle.rosenthal@weil.com
Attorneys for Defendant Medicis Pharmaceutical Corp.
IN THE SUPERIOR COURT OF THE STATE OF ARIZONA
IN AND FOR THE COUNTY OF MARICOPA

Impax Laboratories, Inc.,	No. CV 2010-022735

Plaintiff,	STIPULATION FOR DISMISSAL WITH PREJUDICE
v.

Medicis Pharmaceutical Corp.,	(Assigned to the Honorable John A. Buttrick)

Defendant.

     Plaintiff Impax Laboratories, Inc. and Defendant Medicis Pharmaceutical Corp., by and through counsel undersigned, stipulate and agree that this matter shall be dismissed with prejudice, each party to bear its own costs and attorneys’ fees.
     DATED this ___ day of January 2011.

SNELL & WILMER L.L.P.		MARISCAL, WEEKS, MCINTYRE & FRIEDLANDER, P.A.
By	/s/ Patricia Lee Refo
	Patricia Lee Refo	By	/s/ David G. Bray (with permission)

	Kelly A. Kszywienski		Timothy J. Thomason
	One Arizona Center		David G. Bray
	400 E. Van Buren		2901 North Central Avenue, Suite 200
	Phoenix, AZ 85004-2202		Phoenix, Arizona 85012-2705
	Attorneys for Defendant		Attorney for Plaintiff
MAILED this ____ day of January 2011 to:
Thomas J. Thomason
David G. Bray
Mariscal, Weeks, McIntyre & Friedlander PA
2901 N. Central #200
Phoenix, Arizona 85012
Susan L. Harriman
Steven P. Ragland
Michael E. Gadeberg
Keker & Van Nest LLP
710 Sansome Street
San Francisco, CA 94111-1704
Attorneys for Plaintiff Impax Laboratories, Inc.

Patricia Lee Refo (#017032)
Kelly Kszywienski (#025578)
Snell & Wilmer LLP
400 E. Van Buren
Phoenix, AZ 85004-2202
Telephone: (602) 382-6290
Facsimile: (602) 382-6070
prefo@swlaw.com
kkszywienski@swlaw.com
Of Counsel:
Andrew M. Berdon (NY Bar No. 2214138)
Quinn Emmanuel Urquhart & Sullivan, LLP
51 Madison Avenue, 22nd Floor
New York, New York 10010
Telephone: (212) 849-7000
Email: andrew.berdon@quinnemanuel.com
Thomas C. Frongillo (Mass. Bar No. 180690)
Weil, Gotshal & Manges LLP
100 Federal Street, Floor 34
Boston, MA 02110
Telephone: (617) 772-8335
Email: thomas.frongillo@weil.com
Danielle Rosenthal
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Telephone: (212) 310-8000
Facsimile: (212) 310-8007
Email: danielle.rosenthal@weil.com
Attorneys for Defendant Medicis Pharmaceutical Corp.
IN THE SUPERIOR COURT OF THE STATE OF ARIZONA
IN AND FOR THE COUNTY OF MARICOPA

Impax Laboratories, Inc., a Delaware corporation,	No. CV 2010-022735

Plaintiff,	ORDER FOR DISMISSAL WITH PREJUDICE
v.

(Assigned to the Honorable John A. Buttrick)

Medicis Pharmaceutical Corp., a Delaware corporation,

Defendant.
     Pursuant to the parties’ Stipulation for Dismissal With Prejudice, and good cause appearing,
     IT IS HEREBY ORDERED that this action is dismissed in its entirety with prejudice, each party to bear its own costs and attorneys’ fees.
     DATED this ____ day of January, 2011.

The Honorable John A. Buttrick
Judge of the Maricopa County Superior Court